UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

International Paper Company

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Colleagues,

Today marks a significant milestone for International Paper as we have reached an agreement to acquire DS Smith, creating a truly global leader in sustainable packaging solutions. This is a logical next step in our strategy to drive profitable growth by strengthening our global packaging business and further enables our mission to transform renewable resources into products people depend on every day. The press release we issued moments ago detailing the combination is available here.

Andy Silvernail, CEO-Elect, and I believe this strategic combination offers a unique and highly compelling opportunity to create tremendous value for our employees, customers and shareholders.

We have long admired DS Smith and our work on this transaction has only reinforced our respect for the talent of their team and our conviction in this agreement. The combined company promises both strategic advantages and substantial value creation through complementary business models that enhance profitability and a customer value proposition strengthened by superior offerings, innovation and expanded geographic reach. Our company values are strongly aligned, with a focus on the creation of innovative sustainable solutions, fostering safe and inclusive working environments, an unwavering commitment to ethics and positively impacting the communities where we live and work.

As we look ahead, it’s important to remember that this is only the first step in a process. We expect to close the transaction by the fourth quarter of 2024, subject to the approval of IP and DS Smith shareholders, as well as customary closing conditions and regulatory clearances in Europe and the U.S. Until then, International Paper and DS Smith will continue to operate as separate companies.

We know that news like this can be distracting and we are committed to keeping you informed throughout the process. Please remain focused on working safely, serving our customers well and achieving our 2024 commitments.

This is an exciting time to be part of International Paper. Thank you for your continued dedication and hard work. Together, we are setting the course for a successful and sustainable future.

Investor Webcast

IP will host a webcast today at 1:00 p.m. GMT/8:00 a.m. ET/7:00 a.m. CT. All interested parties are invited to listen to the webcast via IP’s website at http://www.internationalpaper.com by clicking on the Investors tab and going to the Events & Presentations page. An investor presentation will also be filed and available on the investor relations page. A replay of the webcast will be on the website beginning approximately two hours after the call.

Parties who wish to participate in the webcast via teleconference may dial (844) 291-6360 and outside the U.S. +1 (234) 720-6993, and ask to be connected to the IP Investor Call. The conference ID number is 7865078. An audio-only replay will be available for four weeks following the call. To access the replay, dial (866) 207-1041 or +1 402-970-0847 and when prompted for the conference ID, enter 9511554.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking” statements concerning future events and financial performance. All statements other than statements of historical fact or relating to present facts or current conditions are forward-looking statements, including any statements regarding guidance and statements of a general economic or industry-specific nature. Forward-looking statements give International Paper’s current expectations and projections with respect to the financial condition, results of operations, business and certain plans and objectives of International Paper.

These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. These statements are based on assumptions and assessments made by International Paper in light of their experience and their perception of historical trends, current conditions, future developments and other factors they believe appropriate, and therefore are subject to risks and uncertainties which could cause actual results to differ materially from those expressed or implied by those forward-looking statements.

Forward-looking statements often use forward-looking or conditional words such as “anticipate”, “target”, “expect”, “forecast”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “will”, “continue”, “may”, “can”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (i) the ability of International Paper and DS Smith to consummate the combination in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the combination; (iii) adverse effects on the market price of International Paper’s or DS Smith’s operating results, including because of a failure to complete the combination; (iv) the effect of the announcement or pendency of the combination on International Paper’s or DS Smith’s business relationships, operating results and business generally; (v) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects; (vi) business and management strategies and the expansion and growth of the operations of the International Paper group or the DS Smith group; and (vii) the effects of government regulation on the business of International Paper or the DS Smith group. There are many factors which could cause actual results to differ materially from those expressed or implied in forward looking statements. Among such factors are changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals.

These forward-looking statements are not guarantees of future performance and are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this document may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this document are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this document. All subsequent oral or written forward-looking statements attributable to International Paper or DS Smith or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither International Paper nor DS Smith undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required.

International Paper’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, contains additional information regarding forward-looking statements and other risk factors with respect to International Paper.

Additional Information

This document may be deemed to be solicitation material in respect of the combination, including the issuance of new shares of common stock of International Paper, par value $1.00 per share (the “Share Issuance”) in connection with the combination. In connection with the Share Issuance, International Paper expects to file a proxy statement on Schedule 14A, including any amendments and supplements thereto (the “Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”). To the extent International Paper effects the combination as a scheme of arrangement under the laws of the United Kingdom, the Share Issuance would not be expected to require registration under the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that International Paper determines to conduct the combination pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to the Share Issuance. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INTERNATIONAL PAPER, THE COMBINATION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Proxy Statement, the scheme document, and other documents filed by International Paper with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Proxy Statement, the scheme document, and other documents filed by International Paper with the SEC at https://www.internationalpaper.com/investors.

Participants in the Solicitation

International Paper and its directors, officers and employees, including Christopher M. Connor, Ahmet C. Dorduncu, Ilene S. Gordon, Anders Gustafsson, Jacqueline C. Hinman, Clinton A. Lewis, Jr., Kathryn D. Sullivan, Anton V. Vincent and Ray G. Young, all of whom are members of International Paper’s board of directors, as well as Mark S. Sutton, Chief Executive Officer and Chairman of International Paper’s board of directors, and Timothy S. Nicholls, Senior Vice President and Chief Financial Officer may be deemed participants in the solicitation of proxies from International Paper’s stockholders in respect of the combination, including the Share Issuance. Information regarding International Paper’s directors and executive officers is contained in (i) the “Directors,

Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Annual Report on Form 10-K for the fiscal year ended December  31, 2023 of International Paper, which was filed with the SEC on February 16, 2024 and (ii) the “Item 1 – Election of 9 Directors,” “Compensation Discussion & Analysis (CD&A),” and “Security Ownership of Management” sections in the definitive proxy statement on Schedule 14A for the 2024 annual meeting of stockholders of International Paper, which was filed with the SEC on April 2, 2024. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement relating to the combination when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and International Paper’s website at https://www.internationalpaper.com/investors.